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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 4, 2004

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                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                         0-20853              04-3219960
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)           File Number)        Identification No.)

  275 Technology Drive, Canonsburg, PA                               15317
(Address of Principal Executive Offices)                          (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Exhibit
            Number      Description
            ------      -----------

            99.1        Press Release of the Registrant dated November 4, 2004

Item 7.01 Regulation FD Disclosure

      The Information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On November 4, 2004, ANSYS, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      ANSYS, INC.
                                                      (Registrant)

Date: November 4, 2004                                By: /s/ MARIA T. SHIELDS
                                                      --------------------------
                                                      Maria T. Shields - Chief
                                                      Financial Officer, VP of
                                                      Finance and Administration
                                                      (Ms. Shields is the
                                                      Principal Financial and
                                                      Accounting Officer and
                                                      has been duly authorized
                                                      to sign on behalf of the
                                                      Registrant)